UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 19, 2023

Advanced Voice Recognition Systems, Inc. (Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-1342936 (Commission File Number)	98-0511932 (IRS Employer Identification No.)

7659 E. Wood Drive, Scottsdale, AZ 85260
(Address of Principal Executive Offices) (Zip Code)

(480) 704-4183
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AVOI	OTC pkn

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry Into a Material Definitive Agreement.

The information provided in Item 3.02 below is incorporated herein by reference.

Item 3.02.  Unregistered Sales of Equity Securities

On April 19, 2023 Advanced Voice Recognition Systems, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with one private investor.  Pursuant to the Stock Purchase Agreement, on April 20, 2023, the Company sold an aggregate of 262,579,731 shares of common stock at a purchase price of $0.001165 per share for a total of $305,682. The funds were used to pay all the Company’s debts. The Company paid no underwriting discounts or commissions.  A copy of the form of stock purchase agreement is filed as Exhibit 10.2 to this Current Report and is incorporated herein by reference. These issuances are granted based on exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”), and applicable state laws pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation D.  These issuances qualified for this exemption from registration because (i) the Investor is an “accredited investors” as that term is defined in Regulation D promulgated under the Securities Act; (ii) the Company did not engage in any general solicitation or advertising to market the securities; (iii) the Investor was provided the opportunity to ask questions and receive answers from the Company regarding the issuance; (iv) the securities were issued to a person with knowledge and experience in financial and business matters so that the investor is capable of evaluating the merits and risks of an investment in the Company; and (v) the Investor received “ restricted securities.”

Section 5 - Corporate Governance and Management Item

5.01 Changes in Control of Registrant.

On April 19, 2023 pursuant to the same Stock Purchase Agreement (the “Stock Purchase Agreement”) as stated in Section 3.02, the President of  Advanced Voice Recognition Systems, Inc. (the “Company”) sold 17,000,000 shares of his Common Stock to the same investor resulting in the Investor owning 52.89% of the Issued and Authorized Shares.  The purchase price was $53,000.00 or $0.003117 per share.  The sale by the Company and the President resulted in a change of control. The Company paid no underwriting discounts or commissions.  A copy of the form of stock purchase agreement is filed as Exhibit 10.2 to this Current Report and is incorporated herein by reference. These issuances are granted based on exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”), and applicable state laws pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation D.  These issuances qualified for this exemption from registration because (i) the Investor is an “accredited investors” as that term is defined in Regulation D promulgated under the Securities Act; (ii) the Company did not engage in any general solicitation or advertising to market the securities; (iii) the Investor was provided the opportunity to ask questions and receive answers from the Company regarding the issuance; (iv) the securities were issued to a person with knowledge and experience in financial and business matters so that the investor is capable of evaluating the merits and risks of an investment in the Company; and (v) the Investor received “ restricted securities.”

Item 9.01 Financial Statements and Exhibits

Exhibit 10.2 Form of Stock Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.     ADVANCED VOICE RECOGNITION SYSTEMS, INC.

Dated: April 24, 2023

By: /s/ Walter Geldenhuys

Name: Walter Geldenhuys

Title: President, Chief Executive Officer & Chief Financial Officer